Intrepid Capital Management Funds Trust

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Supplement Dated October 7, 2016
to the Statutory Prospectus dated January 29, 2016

Effective October 30, 2016, the second paragraph in the section entitled “Exchanging Shares” is amended and restated in its entirety as shown below:

You may also exchange your shares to and from the First American Retail Prime Obligations Fund Class A (the “First American Fund”), subject to a 2% redemption fee on redemptions of Fund shares held for 30 days or less, if applicable.  Although the First American Fund is not affiliated with the Adviser, the exchange privilege is a convenient way for you to purchase shares in a money market fund in order to respond to changes in your goals or market conditions.  Before exchanging into the First American Fund, you should read its prospectus.  To obtain the First American Fund’s current prospectus and the necessary exchange authorization forms, call the Funds’ Transfer Agent at 1-866-996-FUND.  This exchange privilege does not constitute an offering or recommendation on the part of the Funds or the Adviser of an investment in the First American Fund.

Please keep this Supplement with your records.